Exhibit 99.1

1. On February 9, 2005, the AL Trust sold
87,500 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.7968.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
13400		43.50
2500		43.55
6600		43.56
2500		43.57
32450		43.70
250		43.72
600		43.74
950		43.75
2750		43.76
500		43.77
25000		44.20


2. On February 9, 2005, the JL Trust sold
87,500 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.7968.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
13400		43.50
2500		43.55
6600		43.56
2500		43.57
32450		43.70
250		43.72
600		43.74
950		43.75
2750		43.76
500		43.77
25000		44.20


3. On February 10, 2005, the AL Trust sold
150,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.2401.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
5250		43.05
1500		43.06
4600		43.07
650		43.09
7600		43.10
550		43.12
350		43.13
2400		43.14
6650		43.15
4150		43.16
1450		43.17
2450		43.18
4800		43.19
13450		43.20
9500		43.21
4500		43.22
3950		43.23
6600		43.24
26300		43.25
1500		43.26
2550		43.27
3950		43.28
3400		43.29
8250		43.30
50		43.31
5300		43.35
500		43.36
2100		43.37
3300		43.38
50		43.39
2600		43.40
3750		43.50
250		43.51
250		43.54
2950		43.55
100		43.59
2450		43.60


4. On February 10, 2005, the JL Trust sold
150,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.2401.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
5250		43.05
1500		43.06
4600		43.07
650		43.09
7600		43.10
550		43.12
350		43.13
2400		43.14
6650		43.15
4150		43.16
1450		43.17
2450		43.18
4800		43.19
13450		43.20
9500		43.21
4500		43.22
3950		43.23
6600		43.24
26300		43.25
1500		43.26
2550		43.27
3950		43.28
3400		43.29
8250		43.30
50		43.31
5300		43.35
500		43.36
2100		43.37
3300		43.38
50		43.39
2600		43.40
3750		43.50
250		43.51
250		43.54
2950		43.55
100		43.59
2450		43.60


After these sales, the amounts of Class A Common Stock beneficially owned by the Trust f/b/o Aerin Lauder and Jane Lauder, u/a/d December 15, 1976, by Estee Lauder and Joseph H. Lauder, as Grantors is 2,245,400, which includes 1,122,700 in the AL Trust and 1,122,700 in the JL Trust.